UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—86.7%
Argentina—0.5%
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	$81,682
16.00% Bonds, 10/17/23	ARS	6,350,660	133,306
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	64,002
21.20% Bonds, 9/19/18	ARS	16,350,000	434,643
38.263% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	19,280,000	491,151
			1,204,784
Brazil—6.1%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	38,770,000	9,567,743
10.00% Unsec. Nts., 1/1/23	BRL	4,000,000	942,838
10.00% Unsec. Nts., 1/1/25	BRL	4,000,000	906,797
16.666% Unsec. Nts., 8/15/22	BRL	1,130,000	884,619
18.447% Unsec. Nts., 5/15/45	BRL	1,280,000	1,006,711
			13,308,708
Chile—4.4%
Republic of Chile:
4.50% Bonds, 3/1/21	CLP	6,050,000,000	9,046,725
4.50% Bonds, 3/1/26	CLP	400,000,000	590,089
			9,636,814
Colombia—12.2%
Republic of Colombia:
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	20,400,000,000	6,619,943
Series B, 7.00% Bonds, 5/4/22	COP	23,330,000,000	7,998,541
Series B, 7.50% Bonds, 8/26/26	COP	11,010,000,000	3,815,525
Series B, 10.00% Bonds, 7/24/24	COP	18,721,000,000	7,267,379
Series B, 11.25% Bonds, 10/24/18	COP	3,000,000,000	999,574
			26,700,962
Egypt—0.9%
Arab Republic of Egypt:
Series 3YR, 15.00% Bonds, 10/3/20	EGP	19,100,000	1,006,035
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,068,296
			2,074,331
Hungary—5.0%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	1,010,000,000	4,073,347
Series 24/B, 3.00% Bonds, 6/26/24	HUF	286,000,000	1,036,845
Series 25/B, 5.50% Bonds, 6/24/25	HUF	983,000,000	4,064,033
Series 27/A, 3.00% Bonds, 10/27/27	HUF	485,000,000	1,670,121
			10,844,346

1      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India—5.3%
Republic of India:
7.72% Sr. Unsec. Nts., 5/25/25	INR	510,000,000	$7,061,598
8.12% Sr. Unsec. Nts., 12/10/20	INR	130,000,000	1,847,672
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	795,436
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	413,096
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	692,842
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	688,381
			11,499,025
Indonesia—7.1%
Republic of Indonesia:
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	26,300,000,000	1,820,912
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	13,000,000,000	869,538
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	2,785,139
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	56,330,000,000	3,729,520
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	6,408,038
			15,613,147
Malaysia—4.8%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,177,588
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,220,121
Series 0515, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	6,000,000	1,463,419
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,609,889
			10,471,017
Mexico—4.8%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	960,141
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	123,580,000	6,509,065
Series M20, 10.00% Bonds, 12/5/24	MXN	51,000,000	2,953,263
			10,422,469
Peru—3.8%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	16,605,000	5,382,430
6.95% Sr. Unsec. Nts., 8/12/31[2]	PEN	710,000	238,787
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	7,525,000	2,734,323
			8,355,540
Poland—5.0%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	7,000,000	1,899,590
Series 0726, 2.50% Bonds, 7/25/26	PLN	14,360,000	3,720,843
Series 0727, 2.50% Bonds, 7/25/27	PLN	1,760,000	450,725
Series 0922, 5.75% Bonds, 9/23/22	PLN	15,850,000	4,849,436
			10,920,594

2      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Romania—1.5%
Romania, Series 10YR, 5.95% Bonds, 6/11/21	RON	12,370,000	$3,242,747

Russia—4.6%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	208,000,000	3,032,459
Series 6211, 7.00% Bonds, 1/25/23	RUB	500,800,000	7,092,578
			10,125,037
South Africa—12.3%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	52,400,000	3,474,996
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	2,556,632
Series 2037, 8.50% Bonds, 1/31/37	ZAR	160,700,000	9,784,897
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	915,546
Series R186, 10.50% Bonds, 12/21/26	ZAR	61,200,000	4,517,480
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	66,250,000	4,385,921
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,288,362
			26,923,834
Thailand—5.8%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	5,878,101
2.125% Sr. Unsec. Nts., 12/17/26	THB	233,400,000	6,872,215
			12,750,316
Turkey—2.0%
Republic of Turkey:
10.70% Bonds, 2/17/21	TRY	23,030,000	2,518,281
11.00% Bonds, 2/24/27	TRY	13,130,000	1,143,791
12.20% Bonds, 1/18/23	TRY	7,790,000	779,451
			4,441,523
Uruguay—0.6%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	41,825,000	1,251,679
Total Foreign Government Obligations (Cost $216,415,111)			189,786,873
Corporate Bonds and Notes—5.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[3]		1,000,000	1,047,497
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	46,000,000	2,220,419
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,163,329
CSN Resources SA, 7.625% Sr. Unsec. Nts., 2/13/23[2]		670,000	600,494
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	71,129
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	759,223
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[2]	IDR	4,400,000,000	282,276
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	98,000,000	4,488,295

3      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Bonds and Notes (Continued)
Petroleos Mexicanos: (Continued)
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	$732,783
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	796,579
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[2]	MXN	2,300,000	116,291
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[2]	ARS	7,670,200	129,197
Total Corporate Bonds and Notes (Cost $14,611,301)			12,407,512

Short-Term Notes—3.9%
Arab Republic of Egypt Treasury Bills:
16.166%, 10/9/18[4]	EGP	8,100,000	448,694
18.547%, 3/19/19[4]	EGP	25,000,000	1,274,226
18.561%, 12/18/18[5]	EGP	32,000,000	1,714,181
Argentine Republic Treasury Bills, 4.34%, 11/30/18[5]	ARS	15,000,000	396,347
Federal Republic of Nigeria Treasury Bills, 14.412%, 10/18/18[5]	NGN	975,000,000	2,657,385
United States Treasury Bills, 1.905%, 9/13/18[4,6]		2,000,000	1,999,049
Total Short-Term Notes (Cost $8,567,858)			8,489,882

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Option Purchased—0.1%
						USD
S&P 500 Index Put[7] ($195,824)		USD	2,607.210	7/19/19	USD 6,110	2	149,285
	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.1%
						BRL
BRL Currency Call[7]	JPM	BRL	3.300	11/30/18	BRL 798	560	19,124
						BRL
BRL Currency Call[7]	JPM	BRL	3.753	8/22/19	BRL 900,600	25,329	139,539
						BRL
BRL Currency Call[7]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	17,900	10,221
						EUR
EUR Currency Put[7]	GSCO-OT	HUF	316.600	9/4/18	EUR 210,000	5,660	368
						RUB
RUB Currency Call[7]	GSCO-OT	RUB	59.500	6/12/19	RUB 8,625,053	840,428	59,670
						TRY
TRY Currency Call[7]	CITNA-B	TRY	4.700	11/28/18	TRY 94,000	52,700	16,390
						ZAR
ZAR Currency Call[7]	JPM	ZAR	12.557	5/27/19	ZAR 100,330	70,420	20,070

4      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						ZAR
ZAR Currency Call[7]	JPM	ZAR	13.760	11/13/18	ZAR 109,925	78,455	$44,249

Total Over-the-Counter Options Purchased (Cost $1,176,252)							309,631

	Shares
Investment Company—0.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[8,9] (Cost $3,989)	3,989	3,989
Total Investments, at Value (Cost $240,970,335)	96.5%	211,147,172
Net Other Assets (Liabilities)	3.5	7,661,080

Net Assets	100.0%	$218,808,252

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,294,901 or 6.99% of the Fund’s net assets at period end.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,047,497 or 0.48% of the Fund’s net assets at period end.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,108,473. See Note 6 of the accompanying Notes.

6. Non-income producing security.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares August 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,748,638	60,180,163	65,924,812	3,989

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$3,989	$35,305	$—	$—

5      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
South Africa	$27,747,375	13.1%
Colombia	26,772,091	12.7
Mexico	19,940,165	9.4
Indonesia	15,895,423	7.5
Brazil	14,078,087	6.7
Thailand	12,750,316	6.0
India	11,499,025	5.5
Poland	10,920,594	5.2
Hungary	10,844,346	5.1
Malaysia	10,471,017	5.0
Russia	10,184,707	4.8
Chile	9,636,814	4.6
Peru	8,355,540	4.0
Egypt	5,511,432	2.6
Turkey	4,457,913	2.1
Romania	3,242,747	1.5
Nigeria	2,657,385	1.3
United States	2,152,323	1.0
Argentina	1,730,328	0.8
Uruguay	1,251,679	0.6
China	1,047,497	0.5
Eurozone	368	0.0

Total	$211,147,172	100.0%

Forward Currency Exchange Contracts as of August 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2018	COP	543,000	USD	180	$ —	$ 2,184
BAC	09/2018	KRW	6,420,000	USD	5,710	46,350	—
BAC	09/2018	MYR	470	USD	116	—	1,977
BAC	09/2018	PLN	50,953	USD	14,101	—	351,339
BAC	09/2018	TRY	12,440	USD	2,507	—	628,161
BAC	09/2018	USD	648	COP	1,883,000	30,602	—
BAC	09/2018	USD	57	INR	3,900	1,601	—
BAC	09/2018	USD	2,344	KRW	2,592,000	20,421	—
BAC	09/2018	USD	530	MXN	10,100	3,005	—
BAC	09/2018	USD	2,099	MYR	8,470	47,078	—
BAC	09/2018	USD	7,659	PEN	25,155	41,391	—
BAC	09/2018	USD	1,529	PLN	5,680	6,610	10,394
BAC	09/2018	USD	1,274	TRY	6,210	336,245	—
BAC	09/2018	USD	9,007	ZAR	121,080	783,056	—
BAC	09/2018	ZAR	1,550	USD	117	—	11,280
BOA	09/2018	COP	2,234,000	USD	780	—	47,572
BOA	09/2018	CZK	81,110	USD	3,747	—	93,326
BOA	02/2019	EUR	2,675	USD	3,086	59,658	—
BOA	09/2018	HUF	164,000	USD	597	—	14,154

6      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	09/2018	MXN	600	USD	31	$—	$162
BOA	09/2018	PHP	162,600	USD	3,035	—	5,113
BOA	09/2018	PLN	2,620	USD	705	1,783	—
BOA	09/2018	THB	38,000	USD	1,150	11,223	—
BOA	09/2018	TRY	2,080	USD	408	—	94,050
BOA	09/2018	USD	1,098	COP	3,273,000	24,655	—
BOA	09/2018	USD	191	CZK	4,300	—	2,500
BOA	02/2019	USD	2,591	EUR	2,195	9,323	—
BOA	09/2018	USD	4,395	HUF	1,229,000	24,108	—
BOA	09/2018	USD	1,830	IDR	26,873,000	36,317	—
BOA	09/2018	USD	9,977	INR	682,800	353,503	—
BOA	09/2018	USD	57	MXN	1,200	—	5,503
BOA	09/2018	USD	4,119	THB	135,000	—	7,462
BOA	09/2018	USD	2,442	TRY	14,830	202,388	—
BOA	09/2018	USD	2,660	ZAR	36,850	156,832	—
CITNA-B	09/2018 - 10/2018	BRL	74,570	USD	18,030	250,344	—
CITNA-B	09/2018	CLP	3,586,000	USD	5,498	—	233,461
CITNA-B	09/2018	COP	7,194,000	USD	2,394	—	34,367
CITNA-B	09/2018	CZK	2,600	USD	118	—	953
CITNA-B	09/2018	HUF	878,300	USD	3,237	—	113,330
CITNA-B	09/2018	IDR	143,759,000	USD	9,798	—	203,394
CITNA-B	09/2018	MXN	131,900	USD	6,623	329,748	64,066
CITNA-B	09/2018	PLN	450	USD	123	—	1,113
CITNA-B	09/2018	THB	444,748	USD	13,781	53,191	240,762
CITNA-B	09/2018	TRY	46,720	USD	8,121	—	1,065,686
CITNA-B	09/2018 - 04/2019	USD	10,053	BRL	40,925	141,062	115,173
CITNA-B	09/2018	USD	9,809	CLP	6,209,500	692,887	—
CITNA-B	09/2018	USD	3,511	HUF	975,000	44,536	1,399
CITNA-B	09/2018	USD	1,377	MXN	26,000	23,948	5,172
CITNA-B	09/2018	USD	2,602	PHP	138,300	24,742	—
CITNA-B	09/2018	USD	1,553	PLN	5,690	17,360	—
CITNA-B	09/2018	USD	2,391	RUB	158,700	43,100	—
CITNA-B	09/2018	USD	1,846	THB	61,200	1,141	26,086
CITNA-B	09/2018	USD	8,359	TRY	43,550	1,781,832	—
CITNA-B	09/2018	USD	426	ZAR	5,690	39,405	—
CITNA-B	09/2018	ZAR	6,200	USD	466	—	45,056
DEU	09/2018	PEN	13,900	USD	4,208	864	—
DEU	09/2018	USD	1,433	THB	46,000	27,326	—
DEU	09/2018	USD	937	ZAR	13,430	25,027	—
GSCO-OT	09/2018	BRL	4,130	USD	999	15,251	—
GSCO-OT	09/2018	CLP	1,936,000	USD	2,918	—	75,485
GSCO-OT	09/2018	COP	5,542,000	USD	1,910	—	91,753
GSCO-OT	09/2018	HUF	85,000	USD	305	—	2,923
GSCO-OT	09/2018	IDR	10,793,000	USD	749	—	28,903
GSCO-OT	09/2018	INR	118,371	USD	1,697	—	28,557
GSCO-OT	09/2018	MXN	50,100	USD	2,490	129,026	2,346
GSCO-OT	09/2018	MYR	1,210	USD	300	—	6,742
GSCO-OT	09/2018	PEN	100	USD	31	—	243

7      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	09/2018	PHP	6,000	USD	112	$226	$—
GSCO-OT	09/2018	PLN	840	USD	229	532	2,825
GSCO-OT	09/2018	RON	695	USD	175	—	1,005
GSCO-OT	09/2018	USD	1,037	BRL	4,130	24,426	1,234
GSCO-OT	09/2018	USD	183	CLP	122,560	3,547	—
GSCO-OT	09/2018	USD	4,410	COP	12,746,000	228,885	—
GSCO-OT	09/2018	USD	308	CZK	6,800	1,643	—
GSCO-OT	09/2018	USD	1,983	INR	136,800	54,499	—
GSCO-OT	09/2018	USD	80	KRW	90,000	—	235
GSCO-OT	09/2018	USD	1,870	MXN	35,800	823	97
GSCO-OT	09/2018	USD	516	PLN	1,910	195	—
GSCO-OT	09/2018	USD	302	RON	1,205	935	239
GSCO-OT	06/2019	USD	7,062	RUB	456,660	496,504	—
GSCO-OT	09/2018	USD	5,047	ZAR	69,790	307,171	361
HSBC	09/2018	MXN	15,500	USD	809	562	—
HSBC	09/2018	USD	298	HUF	82,000	6,154	—
JPM	09/2018	BRL	44,025	USD	11,821	—	1,011,975
JPM	09/2018	COP	664,000	USD	225	158	7,079
JPM	09/2018	EUR	60	USD	70	—	260
JPM	09/2018	MXN	1,600	USD	84	—	95
JPM	09/2018	PEN	530	USD	162	—	1,260
JPM	09/2018	PHP	9,600	USD	179	281	—
JPM	09/2018	PLN	10	USD	3	—	27
JPM	09/2018	RON	5,295	USD	1,335	—	10,929
JPM	09/2018	RUB	837,100	USD	12,475	38,847	126,850
JPM	09/2018	TRY	13,040	USD	2,550	—	581,112
JPM	10/2018	UAH	36,000	USD	1,224	25,371	9,134
JPM	09/2018 - 08/2019	USD	15,322	BRL	62,565	232,849	152,938
JPM	09/2018	USD	594	CLP	387,000	26,133	—
JPM	09/2018	USD	6,899	COP	20,692,000	111,949	—
JPM	09/2018	USD	30	HUF	8,000	1,113	—
JPM	09/2018	USD	139	IDR	2,094,000	—	390
JPM	09/2018	USD	77	INR	5,300	2,064	—
JPM	09/2018	USD	4,656	MXN	96,620	742	390,069
JPM	09/2018	USD	603	PLN	2,220	3,698	—
JPM	09/2018	USD	9,646	RUB	623,100	443,102	16,765
JPM	09/2018	USD	2,469	TRY	13,040	499,419	—
JPM	09/2018	USD	2,329	ZAR	33,030	85,240	—
JPM	09/2018	ZAR	8,790	USD	641	—	44,270

Total Unrealized Appreciation and Depreciation						$8,434,007	$6,021,296

Exchange-Traded Options Written at August 31, 2018
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
	USD
S&P 500 Index Put	2,242.760	7/19/19	USD (2)	USD 6,110	$80,655	$(62,900)

8      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Options Written at August 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put	JPM	5.150	8/22/19	(34,763)	BRL 1,236,000	$154,737	$(156,987)
		HUF		EUR

EUR Currency Put	GSCO-OT	310.150	9/4/18	(5,660)	EUR 210,000	13,215	(368)
		HUF		EUR

EUR Currency Call	GSCO-OT	323.970	9/4/18	(5,660)	EUR 210,000	38,273	(57,804)
		RUB		RUB

RUB Currency Put	GSCO-OT	70.000	6/12/19	(988,739)	RUB 10,147,101	450,455	(739,577)
		TRY		TRY

TRY Currency Call	CITNA-B	4.400	11/28/18	(74,000)	TRY 132,000	119,554	(19,684)
		ZAR		ZAR

ZAR Currency Call	JPM	11.413	5/27/19	(64,010)	ZAR 91,195	55,524	(16,771)
		ZAR		ZAR

ZAR Currency Put	JPM	15.990	11/13/18	(91,170)	ZAR 127,735	104,883	(92,082)
		ZAR		ZAR

ZAR Currency Put	JPM	14.730	5/27/19	(82,610)	ZAR 117,695	150,863	(445,763)

Total Over-the-Counter Options Written						$1,087,504	$(1,529,036)

Centrally Cleared Interest Rate Swaps at August 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP	Pay	MXN TIIE BANXICO	8.000%	8/13/20	MXN 305,950	$—	$3,382	$3,382
BOA	Receive	BZDI	8.240	1/2/20	BRL 73,060	—	50,189	50,189
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 86,325	—	29,279	29,279
CITNA-B	Receive	COOVIBR	4.805	8/18/20	COP 48,504,000	—	(13,526)	(13,526)
CITNA-B	Pay	MXN TIIE BANXICO	7.920	9/13/18	MXN 366,650	—	(2,852)	(2,852)
CITNA-B	Pay	Three-Month ZAR JIBAR SAFEX	8.590	1/23/28	ZAR 69,740	—	(69,078)	(69,078)
DEU	Pay	MXN TIIE BANXICO	6.915	8/10/22	MXN 42,000	—	(81,952)	(81,952)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 76,000	—	(21,570)	(21,570)
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 110,400	—	9,840	9,840
DEU	Pay	MXN TIIE BANXICO	7.600	1/27/23	MXN 90,000	—	(70,683)	(70,683)
GSCOI	Pay	MXN TIIE BANXICO	8.210	1/30/19	MXN 707,900	—	2,269	2,269
GSCOI	Pay	BZDI	9.825	7/1/20	BRL 285,000	—	(284,635)	(284,635)
GSCOI	Receive	Six-Month PLN WIBOR WIBO	2.580	2/6/23	PLN 30,275	—	188,802	188,802
JPM	Pay	BZDI	10.500	7/1/20	BRL 114,140	—	(42,435)	(42,435)

9      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
JPM	Pay	BZDI	9.480%	7/1/20	BRL 240,800	$—	$(318,188)	$(318,188)
SIB	Pay	MXN TIIE BANXICO	7.250	11/4/22	MXN 45,000	—	(63,481)	(63,481)
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 50,000	—	(100,669)	(100,669)

Total Centrally Cleared Interest Rate Swaps						$—	$(785,308)	$(785,308)

Over-the-Counter Interest Rate Swaps at August 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
					INR
BOA	Pay	NSERO	6.700%	3/8/20	1,191,380	$—	$(92,920)	$(92,920)
BOA	Pay	Three-Month MYR KLIBOR BNM	4.010	11/10/22	MYR 5,000	—	9,332	9,332
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.350	6/5/22	INR 337,500	—	(134,663)	(134,663)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR 272,375	—	92,994	92,994
CITNA-B	Pay	Six-Month CLP-TNA	3.130	5/29/20	CLP 8,300,000	—	5,279	5,279
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 1,037,500	—	30,836	30,836
JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR 17,500	—	(46,420)	(46,420)
JPM	Pay	BZDI	10.130	7/1/19	BRL 50,370	—	76,803	76,803
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 15,685,000	—	59,288	59,288
SIB	Pay	Three-Month COP IBR OIS Compound	5.900	2/14/19	COP 8,000,000	—	23,013	23,013

Total Over-the-Counter Interest Rate Swaps						$—	$23,542	$23,542

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA

10      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Counterparty Abbreviations (Continued)

SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KOSPI200	Korean Stock Exchange Capitalization - weighted Index made up of 200 Korean Stocks.
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

11      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

12      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial

13      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$189,786,873	$—	$189,786,873
Corporate Bonds and Notes	—	12,407,512	—	12,407,512
Short-Term Notes	—	8,489,882	—	8,489,882
Exchange-Traded Option Purchased	—	149,285	—	149,285
Over-the-Counter Options Purchased	—	309,631	—	309,631
Investment Company	3,989	—	—	3,989

Total Investments, at Value	3,989	211,143,183	—	211,147,172
Other Financial Instruments:
Swaps, at value	—	297,545	—	297,545
Centrally cleared swaps, at value	—	283,761	—	283,761
Forward currency exchange contracts	—	8,434,007	—	8,434,007

Total Assets	$3,989	$220,158,496	$—	$220,162,485

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(274,003)	$—	$(274,003)
Centrally cleared swaps, at value	—	(1,069,069)	—	(1,069,069)
Options written, at value	—	(1,591,936)	—	(1,591,936)
Forward currency exchange contracts	—	(6,021,296)	—	(6,021,296)

Total Liabilities	$—	$(8,956,304)	$—	$(8,956,304)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

14      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

15      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

16      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports in the annual and semiannual reports as a receivable (or

17      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $137,374,449 and $134,590,223, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $551,037 and $90,285 on purchased call options and purchased put options, respectively.

18      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $155,957 and $858,407 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $34,878,711 and $303,774,260 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,687,778.

20      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

22      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/19/2018